ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2018
Trade and other current receivables [abstract]
ACCOUNTS RECEIVABLE
12. ACCOUNTS RECEIVABLE

As at	December 31, 2018	December 31, 2017
Trade receivables	$8,129	$4,246
Sales tax and other statutory receivables	11,357	10,379
Other receivables	665	1,043
	$20,151	$15,668

The fair value of receivables approximates their carrying value. None of the amounts included in receivables at December 31, 2018 are past due.

Trade receivables represent the value of gold doré sold as at year end for which the funds are not yet received; gold sales are generally settled within 1-2 weeks after delivery to a refinery. There is no allowance for doubtful accounts or a recorded allowance for credit losses. In determining the recoverability of other receivables, the Company considers any change in the credit quality of the counterparty, with the concentration of the credit risk limited due to the nature of the counterparties involved.